[USAA EAGLE LOGO (R)]      USAA LIFE INVESTMENT TRUST
                             LIFE WORLD GROWTH FUND
                        SUPPLEMENT DATED MARCH 22, 2005
                               TO THE PROSPECTUS
                               DATED MAY 1, 2004

THE PROSPECTUS IS HEREBY SUPPLEMENTED AS FOLLOWS:

Effective  April 1, 2005,  Simon  Todd,  Vice  President  of MFS and a Chartered
Financial Analyst, will join David R. Mannheim as a portfolio manager of the Fund. Mr. Todd has been employed in the investment management area of MFS since 2000.

Simon Todd, ASIP, CFA, Vice President and Global Equity Research Analyst, began co-managing the Fund in April 2005. He joined MFS in 2000. Prior to joining MFS, he was a U.K. and European Equity Analyst for Phillips & Drew in London for three years. Mr. Todd is a member of the Society of Investment Professionals
(ASIP) and the CFA Institute. He received an MA, with honors, from Oxford University, Brasenose College.


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